Exhibit 10.12

UBS AG, London Branch

c/o UBS Securities LLC

299 Park Avenue

New York, NY 10171

Attn: Dmitriy Mandel

December 3, 2007

Penn Virginia Corporation

Three Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

Attention: Frank Pici

                  Vice President & CFO

Re:	Warrant Transaction Amendment

Penn Virginia Corporation (the “Company”) and UBS AG, London Branch (“Dealer”) represented by UBS Securities LLC (“Agent”), have entered into a confirmation dated November 29, 2007 (the “Confirmation”) relating to Warrants on shares of common stock, par value USD 0.01, of the Company, issued by Company to Dealer. This letter agreement (this “Amendment”) amends the terms and conditions of the Transaction (the “Transaction”) evidenced by the Confirmation.

Upon the effectiveness of this Amendment, all references in the Confirmation to the “Transaction” will be deemed to be to the Transaction as amended hereby. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

1.	Amendments. The Confirmation is hereby amended as follows:

a.	Number of Warrants. The “Number of Warrants” shall be “597,402”.

b.	Premium. The “Premium” shall be “USD 2,728,095.97”.

c.	Maximum Amount. The number “1,560,000” set forth in Section 9(k)(i) of the Confirmation is hereby replaced with the number “1,800,000”.

2.	Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

3.	No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

4.	Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

5.	Governing Law. The provisions of this Amendment shall be governed by New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it in the manner indicated in the attached cover letter.

Very truly yours,

UBS AG, LONDON BRANCH

By:	/s/ Paul Stowell
Name: Paul Stowell
Title: Associate Director Equity Risk Management

By:	/s/ Emir Kayalioglu
Name: Emir Kayalioglu
Title: Director

UBS SECURITIES LLC, as agent

By:	/s/ Paul Stowell
Name: Paul Stowell
Title: Associate Director Equity Risk Management

By:	/s/ Emir Kayalioglu
Name: Emir Kayalioglu
Title: Director

Confirmed as of the date first above written:

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, General Counsel and Corporate Secretary

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